Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

        ___ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b) (2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

  A U.S. National Banking Association                           41-1592157
   (Jurisdiction of incorporation or                         (I.R.S. Employer
organization if not a U.S. national bank)                   Identification No.)

   Sixth Street and Marquette Avenue
         Minneapolis, Minnesota                                  55479
(Address of principal executive offices)                      (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                          -----------------------------

                                Horizon PCS, Inc.
               (Exact name of obligor as specified in its charter)

          Delaware                                             31-1707839
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                             Identification No.)

       68 East Main Street
        Chillicothe, Ohio                                     45601-0480
(Address of principal executive offices)                      (Zip code)

                          -----------------------------
                          13.75% Senior Notes Due 2011
                       (Title of the indenture securities)
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

Item 1. General Information. Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency
          Treasury Department
          Washington, D.C.

          Federal Deposit Insurance Corporation
          Washington, D.C.

          The Board of Governors of the Federal Reserve System
          Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

          None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility. Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

     Exhibit 1. a. A copy of the Articles of  Association  of the trustee now in effect.***

     Exhibit 2. a. A copy of the  certificate  of  authority  of the  trustee to commence  business  issued June 28, 1872,  by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

                b. A copy of the  certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                c. A copy of  the  certificate of the Acting  Comptroller of the
                   Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                d. A copy of  the letter  dated May 12,  1983 from the  Regional
                   Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                e. A  copy  of  the  letter  dated  January  4,  1988  from  the
                   Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                f. A   copy  of  the  letter   dated  July  10,  2000  from  the
                   Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."****

     Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

     Exhibit 4. Copy of By-laws of the trustee as now in effect.***

     Exhibit 5. Not applicable.

     Exhibit 6. The  consent of the trustee  required  by Section  321(b) of the
                Act.

     Exhibit 7.  A  copy  of the  latest  report  of  condition  of the  trustee
                 published   pursuant  to   law  or   the  requirements  of  its
                 supervising or examining authority. **

     Exhibit 8. Not applicable.

     Exhibit 9. Not applicable.


     * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

     ** Incorporated by reference to exhibit number 25 filed with registration statement number 333-64954

     *** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

     **** Incorporated   by  reference   to  exhibit   number  25.1  filed  with
          registration statement number 001-15891.


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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 12th day of December, 2001.




                              WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION


                              /s/ Michael G. Slade
                              -------------------------------------
                              Michael G. Slade
                              Corporate Trust Officer


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                                    EXHIBIT 6




December 12, 2001



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                                Very truly yours,

                                WELLS FARGO BANK MINNESOTA,
                                NATIONAL ASSOCIATION


                                /s/ Michael G. Slade
                                ------------------------------
                                Michael G. Slade
                                Corporate Trust Officer


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